UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement
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Sphere 3D Corp.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sphere 3D Corp.
243 Tresser Boulevard, 17th Floor
Stamford, CT 06901

December 5, 2025

To the Shareholders of Sphere 3D Corp.:
You are cordially invited to attend the special meeting of shareholders of Sphere 3D Corp. to be held by virtual electronic means only, on Thursday, January 15, 2026 at 11:30 a.m. Eastern Time. Details regarding the business to be conducted at the meeting are described in the Notice of the Meeting and Proxy Statement.
Shareholders will receive a notice describing how to access the proxy materials over the Internet and how to request a paper copy of the proxy materials.
The Notice of Special Meeting and Proxy Statement include the agenda for the meeting, explain the matters that we will discuss at the meeting and provide general information.
Your vote is very important. If you are a registered shareholder (that is, if your shares are registered in your own name), then you may vote electronically via the Internet by following the instructions included in the Notice of Internet Availability of Proxy Materials. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to vote by telephone or via the Internet. If so, the voting instruction form that your nominee sends you will provide voting instructions.
Thank you for your ongoing support of Sphere 3D Corp.

Sincerely,
KURT L. KALBFLEISCH
Chief Executive Officer

SPHERE 3D CORP.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JANUARY 15, 2026
The special meeting of shareholders of Sphere 3D Corp. will be held by virtual electronic means only, on Thursday, January 15, 2026 at 11:30 a.m. Eastern Time (the “Meeting”).
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/en/1862; (ii) entering the password: sphere2026 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability of Proxy Material or proxy card that you receive.
The purpose of the Meeting is to consider and vote upon the following matters:
1.To approve the warrant inducement transaction (the “Warrant Inducement Proposal”);
2.To approve a potential name change of the Company (the “Name Change Proposal”);
3.To approve adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting (the “Adjournment Proposal”); and
4.To transact such other business as may properly come before the Meeting or any adjournment thereof.
The Warrant Inducement Proposal and Adjournment Proposal require the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting. The Name Change Proposal requires the approval by at least 66⅔% of the votes cast by shareholders represented in person or by proxy at the Meeting.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting.
Particulars of the foregoing matters are set forth in the proxy statement (the “Proxy Statement”) under the section identified as such. The proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about December 5, 2025, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the proxy materials, including the Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
The Board has fixed the close of business on November 24, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.
Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.

To be used at the Meeting, your proxy must be received by TSX Trust Company by 11:30 a.m. Eastern Time on January 14, 2026. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy or voting instruction form because such shareholder owns shares registered in different names or addresses, each proxy or voting instruction form should be completed and returned.
Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, either vote your shares: (i) electronically over the Internet or (ii) by completing and returning your proxy card mailed to you together with this Proxy Statement (if requested and received by mail). Voting instructions can be found on your proxy card, vote authorization form or the Notice of Internet Availability of Proxy Materials. Please vote as promptly as possible in order to ensure your representation at the Meeting. Submitting your instructions by any of these methods will not affect your right to attend the Meeting.
DATED as of the 5th day of December 2025

BY ORDER OF THE BOARD
Duncan McEwan
Chair of the Board of Directors

Sphere 3D Corp.
243 Tresser Boulevard, 17th Floor
Stamford, CT 06901
PROXY STATEMENT
December 5, 2025
General Information
The board of directors (the “Board”) of Sphere 3D Corp. (the “Company,” “we,” or “our”) is providing these proxy materials to you in connection with the solicitation by and on behalf of the management of the Company of proxies for use at its special meeting of shareholders (the “Meeting”). The Meeting will be held by virtual electronic means only, on Thursday, January 15, 2026 at 11:30 a.m. Eastern Time or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders (the “Notice of Meeting”). This proxy statement (the “Proxy Statement”) summarizes the information that you will need to know to vote in an informed manner.
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/en/1862; (ii) entering the password: sphere2026 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability of Proxy Materials or proxy card that you receive. Detailed instructions for attending and voting at the Meeting can be found below under “Voting at the Meeting.” For purposes of attendance at the Meeting, all references in this Proxy Statement to “in person” shall mean virtually present at the Meeting.
Internet Availability of Proxy Materials
The proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about December 5, 2025, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the proxy materials, including the Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
At the Meeting, the shareholders will be asked to consider and vote on the proposals below:
1.To approve the warrant inducement transaction (the “Warrant Inducement Proposal”);
2.To approve a potential name change of the Company (the “Name Change Proposal”); and
3.To approve adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting (the “Adjournment Proposal”).
The Board recommends you vote “FOR” proposals 1 through 3.
Solicitation of Proxies
Solicitations may be made by mail and supplemented by telephone, Internet, or other personal contact by the officers, employees or agents of the Company without special compensation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation materials to the beneficial owners of the common shares of the Company. The cost of any such solicitation will be borne by the Company.

Voting Rights, Outstanding Shares, Record Date
Each common share that you own entitles you to one vote on all the matters to be voted upon at the Meeting. If you submit a properly executed form of proxy (or voting instruction form) without indicating how you wish to vote, your proxy will be counted as a vote in favor of each of the proposals. Only shareholders that owned common shares at the close of business on November 24, 2025, (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, 33,729,165 common shares were issued and outstanding.
Quorum and Required Vote
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting. Failure of a quorum will necessitate an adjournment or postponement of the Meeting and will subject the Company to additional expense. Once a common share is represented at the Meeting, whether in person or by proxy, it will be counted for the purpose of determining a quorum at the Meeting and any adjournment of the Meeting. However, if a new record date is set for the adjourned Meeting, then a new quorum will have to be established.
The Warrant Inducement Proposal and Adjournment Proposal require the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting. The Name Change Proposal requires the approval by at least 66⅔% of the votes cast by shareholders represented in person or by proxy at the Meeting.
Appointment of Proxies
The persons named in the form of proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) to attend and represent such shareholder at the Meeting other than those persons named in the form of proxy. Such right may be exercised by striking out the printed names and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.
If you are a shareholder of record, you may vote in one of three ways:
•by following the Internet voting instructions included in the Notice and the proxy card;
•by marking, dating and signing your printed proxy card in accordance with the instructions on it and returning it by facsimile at 1-416-595-9593 or by mail in the pre-addressed reply envelope provided with the proxy materials; or
•by voting by ballot at the Meeting.
If you are a shareholder of record, then you may go to www.voteproxyonline.com to vote your shares via the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. To vote your shares personally, a shareholder of record must submit the form of proxy, appointing themselves as proxyholder by the proxy deadline. However, even if a registered shareholder plans to attend the Meeting, it is recommended to vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.
To be used at the Meeting, your vote must be received by TSX Trust Company by 11:30 a.m. Eastern Time on January 14, 2026. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy form because such shareholder owns shares registered in different names or addresses, each proxy form should be completed and returned.

Revocability of Proxies
As a shareholder, once you have submitted your proxy by mail or via the Internet, you may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. You may revoke your proxy in any one of three ways:
•you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); or
•you may notify the Company’s Secretary in writing that you wish to revoke your proxy before it is voted at the Meeting of any adjournment or postponement thereof; or
•you may vote at the Meeting or any adjournment or postponement thereof.
Voting of Proxies
A representative from the Company's transfer agent, TSX Trust Company, will tabulate the votes. All common shares represented at the Meeting or any adjournment or postponement of the Meeting by properly executed proxies will be voted and where a choice, including the choice to withhold from voting, with respect to any matter to be acted upon has been specified in the form of proxy, the common shares represented by the proxy will be voted in accordance with such specifications on any ballot that may be called for. If no instruction is given, then the proxy will be voted “FOR” the Warrant Inducement Proposal, the Name Change Proposal, and the Adjournment Proposal.
The form of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. At the date of this Proxy Statement, the Company is not aware of any amendments thereto, or variations thereof, or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.
Advice to Non-Registered Shareholders on Voting Their Shares
The information set forth in this section is of significant importance to shareholders of the Company, as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Proxy Statement as “Non-Registered Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, bank, trust company or other intermediary (an “Intermediary”) then, in almost all cases, those common shares will not be registered in such shareholder’s name on the records of the Company. Such common shares will generally be registered under the name of the nominee of a clearing agency in which such Intermediary participates or, more rarely, in the name of the Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the nominee of CDS Clearing and Depository Services Inc.) and in the United States registered under the name of CEDE & Co. (the nominee of The Depository Trust Company). Common shares of Non-Registered Shareholders can only be voted (for or against resolutions) or withheld from voting upon the instructions of the Non-Registered Shareholder. If you hold your shares through a New York Stock Exchange member brokerage firm, such member brokerage firm has the discretion to vote shares held on your behalf with respect to the proposal to the Name Change Proposal and the Adjournment Proposal, but not the Warrant Inducement Proposal, as more fully described under “Broker Non-Votes.” Therefore, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them and ensure that instructions respecting the Meeting and the voting of their common shares are communicated to the appropriate person.
Applicable securities legislation requires Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their common shares are voted at the Meeting.

Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares not registered in its name, a Non-Registered Shareholder may attend at the Meeting as proxyholder for the registered holder of its common shares and vote such common shares in that capacity. Non-Registered Shareholders who wish to attend the Meeting and vote their common shares as proxyholder for the registered holder of their common shares should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them. However, even if a Non-Registered Shareholder plans to attend the Meeting, it is recommended to vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.
Proxy-related materials in connection with the Meeting are being sent and made available to both registered and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the issuer or its agent has sent proxy-related materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from your Intermediary. By choosing to send these materials to you directly, the issuer (and not the Intermediary) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Broker Non-Votes
A broker “non-vote” occurs when an Intermediary for a Non-Registered Shareholder does not vote on a particular proposal because the Intermediary does not have discretionary voting power for that particular item and has not received instructions from the Non-Registered Shareholder. An Intermediary holding the common shares in “street name” for a Non-Registered Shareholder has discretion (but is not required) to vote the Non-Registered Shareholder’s common shares with respect to “routine” matters if the Non-Registered Shareholder does not provide voting instructions. The Intermediary, however, is not permitted to vote the Non-Registered Shareholder’s common shares with respect to “non-routine” matters without voting instructions.
The Company expects that the Name Change Proposal and the Adjournment Proposal, will each be treated as a routine matter, which means that Intermediaries will have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on this matter. Accordingly, if Non-Registered Shareholders do not instruct their Intermediary on how to vote their shares, the Intermediary may either (a) vote the shares on the Name Change Proposal and the Adjournment Proposal, or (b) leave the shares unvoted on the Name Change Proposal and the Adjournment Proposal. If the Name Change Proposal and the Adjournment Proposal are treated as routine matters as expected, broker non-votes should not occur with respect to these matters in connection with the Meeting. However, the Company expects that the Warrant Inducement Proposal will be treated as a non-routine matter, which means that Intermediaries will not have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on the Warrant Inducement Proposal. In such case, a broker non-vote will occur, and a Non-Registered Shareholder’s shares will not be voted on this matter.
Voting at the Meeting
Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/en/1862 on your browser at least 15 minutes before the Meeting starts.
•Click on “I have a control number”.
•Enter your control number on your Notice or proxy form.
•Enter the password: sphere2026 (case sensitive).
•When the ballot is opened, click on the “Voting” icon. To vote, simply select your voting direction from the options shown on the screen and click “Submit”. A confirmation message will appear to show your vote has been received.

Non-Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Appoint yourself as proxyholder following instructions from your Intermediary.
•Obtain a control number by contacting TSX Trust Company by emailing tsxtrustproxyvoting@tmx.com the “Request for Control Number” form, which can be found here https://tsxtrust.com/resource/en/75.
•Follow the voting instructions above for Registered Shareholders.
Guests can also attend and listen to the Meeting by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/en/1862 on your browser at least 15 minutes before the Meeting starts.
•Click on “I am a Guest”.
•Guests do not need a control number or password.
If you have any questions or require further information with regard to voting your shares, please contact TSX Trust Company toll-free in North America at 1-866-600-5869 or by email at tsxtis@tmx.com. If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences, if you wish to do so. It is your responsibility to ensure connectivity for the duration of the Meeting. You should not use Internet Explorer as a browser due to technical incompatibilities and should allow ample time to check into the Meeting online and complete the related procedure.
Adjournments or Postponements
Although it is not currently expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies if the Adjournment Proposal is approved. Any adjournment or postponement may be made without notice, other than by an announcement made at the Meeting of the time, date and place of the adjourned or postponed Meeting.
Voting Shares and Principal Holders Thereof
The Company is authorized to issue an unlimited number of common shares, of which, as of the Record Date, 33,729,165 common shares were issued and outstanding and entitled to vote at the Meeting on the basis of one vote for each common share held. The holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held.
To the knowledge of the directors and officers of the Company, as of the Record Date, no persons beneficially own, or exercise control or direction over, directly or indirectly, more than 10% of the Company’s issued and outstanding common shares.
Separate Copy of Annual Report or Proxy Materials
If you share an address with another shareholder, each shareholder may not automatically receive a separate copy of the Notice or the proxy materials. Shareholders who do not receive a separate copy of the documents and who want to receive a separate copy may request to receive a separate copy of the documents by writing to the Company's Chief Financial Officer at Sphere 3D Corp., 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901, or by calling 1-647-952-5049. The Company undertakes to promptly deliver a copy of the proxy materials, upon the receipt of such request. Shareholders who share an address and receive multiple copies of the proxy materials may also request to receive a single copy by following the instructions above.

Particulars of Matters to be Acted Upon
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to:
(i) the Warrant Inducement Proposal;
(ii) the Name Change Proposal; and
(iii) the Adjournment Proposal.
To be effective, the Warrant Inducement Proposal and the Adjournment Proposal require the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting. To be effective, the Name Change Proposal requires the approval by at least 66⅔% of the votes cast by shareholders represented in person or by proxy at the Meeting.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of issued shares having voting rights at the Meeting.
Shareholder Proposals for the Next Annual Meeting
To be considered for inclusion in the proxy materials for the next annual meeting of shareholders, your proposal must be submitted in writing by no later than December 18, 2025 at 5:00 p.m. (Eastern Time) to the attention of the Corporate Secretary of the Company at 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901. On June 27, 2017, the shareholders of the Company adopted the advance notice by-law No. 2 (“By-Law No. 2”), which establishes the conditions and framework for nominating directors to the Board. By-Law No. 2 sets forth the deadline by which shareholders must submit director nominations to the Company and the information to be provided and other procedures to be followed in respect of such nomination. You are therefore advised to review the Company’s by-laws, which qualify the information set out in this paragraph in its entirety.
In addition to satisfying the provisions in By-Law No. 2 relating to nominations of director candidates, including the deadline for written notices, to comply with the Securities and Exchange Commission’s (“SEC”) universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than our nominees at the next annual meeting of shareholders in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 30, 2026.

PROPOSAL NO. 1 - WARRANT INDUCEMENT TRANSACTION
Background and Reason for the Proposal
On November 21, 2024, the Company closed on a private placement transaction whereby it issued warrants (the “Existing Warrants”) to purchase up to 4,368,211 of the Company’s common shares to an accredited investor (the “Purchaser”). The Existing Warrants had an exercise price of $1.50 per share (subject to adjustment as set forth in the Existing Warrants) and became exercisable six months after issuance.
On October 16, 2025, the Company entered into a warrant inducement offer letter (the “Inducement Agreement”) with the Purchaser whereby the Company offered the Purchaser the ability to exercise its Existing Warrants at an exercise price of $0.94 per share. In addition, pursuant to the Inducement Agreement, the Company offered to issue new warrants (the “New Warrants”) to purchase a number of shares equal to 200% of the number of common shares issued pursuant to the exercise of the Existing Warrants, or up to 8,736,422 common shares (with all transactions contemplated by the Inducement Agreement and the New Warrants, collectively, the “Warrant Inducement Transaction”).
The New Warrants have an exercise price of $0.94 per share (subject to adjustment as set forth in the New Warrants), will become exercisable on the date (the “Shareholder Approval Date”) on which the Company receives approval from its shareholders with respect to the issuance of the New Warrants and common shares issuable upon the exercise thereof (“Shareholder Approval”), and will expire on the five-year anniversary of the Shareholder Approval Date. The New Warrants contain standard anti-dilution adjustments to the exercise price including for share splits, share dividends, rights offerings and pro rata distributions. A holder of the New Warrants will not have the right to exercise any portion of the New Warrants if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of the Company’s common shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrants.
The transaction closed on October 17, 2025, and all Existing Warrants were exercised, resulting in the Company receiving total gross cash proceeds of approximately $4.1 million and issuing 4,368,211 of the Company’s common shares and New Warrants to purchase up to 8,736,422 common shares to the Purchaser. The Company intends to use the net proceeds from the offering for working capital and other general corporate purposes.
In connection with the Inducement Agreement, the Company is required to file a resale registration statement (the “Resale Registration Statement”) with the SEC to register the resale of the Company’s common shares issuable upon exercise of the New Warrants. Pursuant to the Inducement Agreement, the Resale Registration Statement must be declared effective by the SEC within 60 days after the date of the Inducement Agreement, or 90 days if the Resale Registration Statement is reviewed by the SEC.
In addition, the Company is required to hold an annual or special meeting of shareholders on or prior to January 15, 2026, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposals are approved.
The Company’s common shares are listed on Nasdaq and, as a result, the Company is subject to the Nasdaq listing standards set forth in Nasdaq’s Listing Rules. Although the Company is not required to obtain shareholder approval under Ontario law in connection with the issuance of its common shares in connection with the Inducement Agreement or exercise of the New Warrants, the Company is required under Nasdaq Listing Rule 5635(d) to seek shareholder approval of the proposed issuance of common shares in connection with the Inducement Agreement and issuance of the New Warrants.
Nasdaq Listing Rule 5635(d) generally requires shareholder approval prior to the issuance of common shares, or securities convertible into or exercisable for common shares, in any transaction or series of related transactions, if the common share to be issued (or into which the securities may be converted or exercised) is equal to 20% or more of the common shares outstanding or 20% or more of the voting power outstanding before the issuance at a price lower than (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. This rule is designed to protect existing shareholders from excessive dilution without their consent.

Potential Consequences if the Proposal is not Approved
The Company is not seeking the approval of its shareholders to authorize its entry into the Inducement Agreement or issue the New Warrants, as the Company has already entered into the Inducement Agreement and issued the New Warrants.
If the Company’s shareholders do not approve this Warrant Inducement Proposal, the Purchaser will be unable to exercise the New Warrants. In addition, if shareholders do not approve this Warrant Inducement Proposal, the Inducement Agreement requires the Company to call a meeting every 90 days thereafter to seek Shareholder Approval until the earlier of the date on which Shareholder Approval is obtained or the New Warrants are no longer outstanding, costing the Company time, effort, and money. Also, if shareholders do not approve this Warrant Inducement Proposal, it could strain the Company’s relationship with the Purchaser, which could impact the Company’s ability to raise capital in the future.
Potential Adverse Effects of this Proposal
If this Warrant Inducement Proposal is approved, issuance of the New Warrants could result in substantial dilution to the interests of existing holders of the Company’s common shares. Each common share that would be issuable to the Purchaser would have the same rights and privileges as each of the Company’s currently outstanding common shares. The issuance of common shares to the Purchaser pursuant to the terms of the New Warrants will not affect the rights of the holders of the Company’s outstanding common shares, however, as common shares are issued to the Purchaser pursuant to the New Warrants, the ownership interest of the Company’s existing shareholders (other than the Purchaser) would be correspondingly reduced, and they would therefore have less ability to influence corporate decisions requiring shareholder approval.
The New Warrants are exercisable for up to 8,736,422 common shares, which would represent 20.6% of the Company’s outstanding common shares as of the Record Date.
Additionally, the issuance of a substantial number of common shares to the Purchaser, or the anticipation of such issuances, could make it more difficult for the Company to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales. In addition, the common shares issuable pursuant to the terms of the New Warrants may represent overhang that may also adversely affect the market price of the Company’s common shares. Overhang occurs when there is a greater supply of a company’s shares in the market than there is demand for those shares. When this happens the price of the Company’s common shares will decrease, and any additional shares which shareholders attempt to sell in the market will only further decrease the share price. If the share volume of the Company’s common shares cannot absorb shares sold by the Purchaser, then the value of the Company’s common shares will likely decrease.
Resolution to Approve the Warrants Inducement Transaction
Shareholders are being asked to approve the following resolution related to this Warrant Inducement Proposal:
“BE IT RESOLVED THAT, as an ordinary resolution:
1.The Warrant Inducement Transaction is hereby ratified and approved.
2.The Company be authorized to effect all transactions contemplated by the Warrant Inducement Transaction, including, but not limited to, the filing of a Resale Registration Statement and the issuance of common shares upon exercise of the New Warrants.
3.The Company be authorized to issue to the Purchaser common shares underlying the New Warrants that may cause the Purchaser to own a number of common shares in excess of 20% of the outstanding common shares of the Company prior to the issuance in accordance with Nasdaq Listing Rules.
4.Any director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, agreements and instruments, and to do or to cause to be done all such other acts and things, as such person determines to be necessary or desirable or required by any regulatory authority in order to carry out the intent of this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.”

Vote Required
This Warrant Inducement Proposal must be approved by affirmative vote of a majority of votes cast by shareholders present at the Meeting in person or by proxy. Abstentions will have no effect on the vote for this Warrant Inducement Proposal. Under the Nasdaq rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This Warrant Inducement Proposal is a non-routine matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Warrant Inducement Proposal if you want your broker to vote your shares on the matter. If you do not give your broker voting instructions, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.
The Board unanimously determined that this Warrant Inducement Proposal is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” this Warrant Inducement Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form “FOR” this Warrant Inducement Proposal.

PROPOSAL NO. 2 - NAME CHANGE
Background and Reason for the Proposal
The Company is proposing to change its name to “Sphere 3D Mining Corporation” or any derivation thereof as may be determined by the Board, if appropriate, and acceptable to the applicable regulatory authorities. Shareholders are being asked to consider and, if deemed appropriate, to pass a special resolution (the “Name Change”) to authorize an amendment to the articles of the Company to change its name to “Sphere 3D Mining Corporation” or any derivation thereof as may be determined by the Board, if appropriate.
Notwithstanding the foregoing, as indicated in the text of the Name Change resolution, the Board may, in its sole discretion, determine that the Company not proceed with the proposed name change.
The Board believes that it may be beneficial to change its name to “Sphere 3D Mining Corporation” or any derivation thereof to better reflect the Company’s current core business as a cryptocurrency miner.
Procedure for Effecting the Name Change
Following a determination by the Board to implement the Name Change, the Company will file an amendment to the articles of the Company under the Ontario Business Corporations Act (OBCA). The Name Change will become effective on the date shown in the amendment to the articles, provided that, if the Board determines to implement the Name Change, in any event, such date will be prior to December 31, 2026.
Effect on Shareholders
The Name Change will not affect in any way the validity or transferability of stock certificates outstanding at the time of the Name Change, our capital structure, or the trading of our common shares on the Nasdaq. Following implementation of the Name Change, shareholders may continue to hold their existing certificates or receive new certificates reflecting the Name Change by delivering their existing certificates to the Company’s transfer agent. Shareholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the Name Change.
The Company’s common shares are currently traded on the Nasdaq Capital Market under the trading symbol “ANY.” If the Name Change is approved by the Company’s shareholders and the Board determines to implement the Name Change, the Company’s management may decide to seek to amend the trading symbol of the Company from “ANY” to another symbol closer to the new name of the Company; provided, however, that the Company does not currently intend to change the trading symbol of the Company’s common shares.
After the effectiveness of the articles of amendment, the common shares would have a new CUSIP number, which is a number used to identify the Company’s equity securities. A new CUSIP will be obtained in connection with the Name Change.
Resolution to Approve the Name Change
Shareholders are being asked to approve the following Name Change resolution:
“BE IT RESOLVED THAT, as a special resolution:
1.The Company is hereby authorized to file articles of amendment to amend the articles of the Company to change the name of the Company to “Sphere 3D Mining Corporation” or any derivation thereof as may be determined by the Board, if appropriate, and acceptable to the applicable regulatory authorities.
2.Any one director or officer of the Company be and they are hereby authorized, for and on behalf of the Company, to execute and deliver articles of amendment to the Director under the OBCA and all documents and instruments and take such other actions as such director or officer may determine to be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.
3.Notwithstanding that this special resolution has been duly passed by shareholders of the Company, the directors are hereby authorized in their sole discretion to revoke this special resolution before it is acted on without further approval of the shareholders.”

Vote Required
The Name Change Proposal must be approved by an affirmative vote of not less than two-thirds (66⅔%) of the votes cast by shareholders present at the special meeting in person or by proxy in order to become effective. Abstentions will have no effect on the vote for the Name Change Proposal.
The Board unanimously determined that the Name Change resolution is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” the Name Change Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form “FOR” the Name Change Proposal.

PROPOSAL NO. 3 - MEETING ADJOURNMENT
The Adjournment Proposal, if adopted, will allow the Company to adjourn the Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Inducement Proposal, the Name Change Proposal, or to establish a quorum for the Meeting.
In this proposal, the Company is asking its shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting and any later adjournments. If the Company’s shareholders approve the Adjournment Proposal, the Company could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposals or establish a quorum.
Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, the Company could adjourn the Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Vote Required
This Adjournment Proposal must be approved by affirmative vote of a majority of votes cast by shareholders present at the Meeting in person or by proxy. Abstentions will have no effect on the vote for this Adjournment Proposal.
The Board unanimously determined that this Adjournment Proposal is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” this Adjournment Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form “FOR” this Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of its common shares as of November 24, 2025 by (i) each shareholder known to the Company to beneficially own more than 5% of its common shares; (ii) each director; (iii) each executive officer; and (iv) all current directors and executive officers of the Company as a group.
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote and subject to community property laws where applicable, to the Company’s knowledge, the persons named in the table below will have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise indicated, the address for each holder listed below is c/o Sphere 3D Corp., 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901.

Beneficial Owner	Number of Common Shares (1)		Beneficial Ownership (2)

Armistice Capital, LLC	2,231,594	(3)	6.6%
510 Madison Ave., 7th Floor, New York, New York 10022
Kurt L. Kalbfleisch	775,234	(4)	2.3%
Timothy Hanley	143,872	(5)	*
Susan S. Harnett	126,300	(6)	*
Duncan McEwan	290,399	(7)	*
All current directors and executive officers as a group (4 persons)	1,335,805		3.9%
____________________
* Less than 1%
(1)These amounts include common shares, which could be acquired upon exercise or vesting of outstanding convertible securities within 60 days.
(2)Based on 33,729,165 common shares outstanding as of November 24, 2025.
(3)These shares include 2,231,594 common shares held directly by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. These shares do not include common share warrants held by Armistice Capital. Armistice Capital holds (i) 8,736,422 common share warrants for the purchase of 8,736,422 common shares with an exercise price of $0.94 with an initial exercise date on the date of shareholder approval of the warrants (see Proposal No. 1). These warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the beneficial owner from exercising that portion of the warrants that would result in the beneficial owner and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation.
(4)These shares include (i) 465,370 common shares owned directly, (ii) 4,284 shares owned indirectly by his children, (iii) 89,844 vested restricted stock units, (iv) 93,750 restricted stock units which vest on December 1, 2025, (v) 89,844 restricted stock units which vest on December 31, 2025, and (vi) 32,142 vested stock options.
(5)These shares include 126,300 common shares and 17,572 vested stock options.
(6)These shares include 126,300 common shares.
(7)These shares include 4,085 common shares and 286,314 vested stock options.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as disclosed in this Proxy Statement, the directors of the Company are not aware of any material interest, direct or indirect, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting.
OTHER MATTERS TO BE ACTED UPON
There are no other matters to be considered at the Meeting which are known to the directors or executive officers of the Company at this time. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Proxy Statement to vote the same in accordance with their best judgment of such matters exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting, and other matters which may properly come before the Meeting or any adjournment thereof.
ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR at www.sedar.com and EDGAR at www.sec.gov.
Any material change report (except confidential material change reports) filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com from the date of this Proxy Statement until the date of the Meeting is also incorporated by reference herein.
You may obtain copies, without charge, of documents incorporated by reference in this Proxy Statement, by requesting them in writing at 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901.
Approval by the Board of Directors
The Board has approved the content and delivery of this Proxy Statement.
DATED as of the 5th day of December 2025.
BY ORDER OF THE BOARD
Duncan McEwan
Chairman of the Board

SPHERE 3D CORP.
(the "**Company**")

Special Meeting
January 15, 2026 at 11:30 AM (ET)
https://virtual-meetings.tsxtrust.com/1862
(the "**Meeting**")

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees indicated on the reverse to vote on your behalf, they must also vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in their discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **The securityholder has a right to appoint a person or company to represent the securityholder at the Meeting other than the person or company designated in the form of proxy.** Such right may be exercised by inserting, on the reverse of this form, in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a securityholder of the Company.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the securityholders of the Company.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and must be received by *TSX Trust Company* before the ***Filing Deadline for Proxy***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chair of the Meeting in their discretion, and the Chair is under no obligation to accept or reject any particular late proxy.
8. If the holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Electronic Delivery
If you are a registered securityholder and wish to enroll for electronic delivery for future issuer communications including meeting related materials, financial statements, DRS, etc., where applicable, you may do so:

1) After you vote online at www.voteproxyonline.com using your control number.
2) Through TSX Trust's online portal, Investor Insite. You may log in or enroll at https://www.tsxtrust.com/investor-login

For details go to www.tsxtrust.com/consent-to-electronic-delivery

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

Investor inSite
TSX Trust Company offers at no cost to holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable holder forms and Frequently Asked Questions.

To register, please visit: https://www.tsxtrust.com/t/investor-hub/forms/investor-insite-registration and complete the registration form

For assistance, please contact TSX TRUST INVESTOR SERVICES.

Mail: 301 - 100 Adelaide Street West Toronto, ON, M5H 4H1

Tel: 1-866-600-5869

Email: tsxtis@tmx.com

TMX TSX TRUST

FORM OF PROXY ("PROXY")

SPHERE 3D CORP.
(the "Company")

Special Meeting
January 15, 2026 at 11:30 AM (ET)
https://virtual-meetings.tsxtrust.com/1862

CONTROL NUMBER:

SECURITY CLASS: Common Shares **RECORD DATE:** November 24, 2025 **FILING DEADLINE FOR PROXY:** January 14, 2026 at 11:30 AM (ET)

APPOINTEES

The undersigned hereby appoints **Kurt Kalbfleisch – Chief Executive Officer** of the Company, whom failing **Duncan McEwan – Chairman of the Board** of the Company (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with the voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

Resolution	**FOR**	AGAINST
1. Warrant Inducement Proposal To approve the warrant inducement transaction.	☐	☐
2. Name Change Proposal To approve a potential name change of the Company.	☐	☐
3. The Adjournment Proposal To approve adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date (MM/DD/YYYY)*